UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2022

Mallinckrodt plc

(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

College Business & Technology Park, Cruiserath, Blanchardstown, Dublin 15, Ireland

(Address of principal executive offices)

+353 1 6960000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

The IER Report (as defined below) includes certain non-public information regarding the results of operations and financial condition of Mallinckrodt plc, an Irish public limited company (“Mallinckrodt”) in examination under Part 10 of the Companies Act 2014 of Ireland, for the fiscal year ended December 31, 2021. Such information is incorporated into this Item 2.02 by reference.

The information contained in this Item 2.02, including Exhibit 99.1, shall be deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 7.01.	Regulation FD Disclosure.

As previously disclosed, on October 12, 2020, Mallinckrodt and certain of its subsidiaries voluntarily initiated proceedings under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). On February 3, 2022, the Bankruptcy Court issued an opinion stating its intention to confirm the Mallinckrodt’s Fourth Amended Joint Plan of Reorganization of Mallinckrodt and Its Debtor Affiliates Under Chapter 11 of the Bankruptcy Code (as amended, supplemented or otherwise modified, the “Plan”). It is expected that the Bankruptcy Court will enter a forthcoming order confirming the Plan.

As previously disclosed, it is a condition precedent to the consummation of the Plan that the High Court of Ireland shall make an order pursuant to Section 541 of the Companies Act of Ireland confirming a scheme of arrangement with respect to Mallinckrodt which is based on and consistent in all respects with the Plan (a “Scheme of Arrangement”), and that such Scheme of Arrangement shall become effective in accordance with its terms (or shall become effective concurrently with the effectiveness of the Plan). As contemplated by the Plan, and in furtherance of the satisfaction of such condition precedent, on February 14, 2022 the directors of Mallinckrodt initiated examinership proceedings with respect to Mallinckrodt (the “Irish Examinership Proceedings”) by presenting a petition (the “Examinership Petition”) to the High Court of Ireland pursuant to Section 510(1)(b) of the Companies Act of Ireland seeking the appointment of an examiner to Mallinckrodt (the “Examiner”). On the same date, following an ex parte application made by the directors of Mallinckrodt, the High Court of Ireland made an order appointing the Examiner on an interim basis pending the hearing of the Examinership Petition. The hearing of the Examinership Petition is scheduled to take place before the High Court in Dublin, Ireland at 11am (Irish time) on Monday, February 28, 2022. In addition, the High Court of Ireland directed that any interested party wishing to oppose the appointment of the Examiner must notify Arthur Cox, as Irish solicitors to Mallinckrodt, and file any opposing affidavits, by February 23, 2022. Furthermore, as required by Section 511 of the Companies Act 2014 of Ireland, the Examinership Petition filed with the High Court of Ireland was accompanied by an independent expert’s report with respect to Mallinckrodt (the “IER”), which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.Subject to certain conditions, the Examiner will seek to convene meetings of the creditors and shareholders of Mallinckrodt for the purposes of considering and voting in relation to a proposed Scheme of Arrangement.

During the continuance of the Irish Examinership Proceedings, Mallinckrodt will be under the protection of the High Court of Ireland. During the period of court protection, no proceedings can be commenced in Ireland to wind up Mallinckrodt, and no action can be taken by creditors to enforce security or take possession of any assets of Mallinckrodt, without the consent of the Examiner. The period of court protection will subsist for an initial 70 days, which can, in certain circumstances, be extended by order of the High Court of Ireland for a further 30 days, and potentially an additional 50 days after such 30-day period.

Additional information about the Irish Examinership Proceeding is available at www.advancingmnk.com. Court filings and other information related to the Irish Examinership Proceeding (including copies of the Examinership Petition and the IER) are available on a separate website administered by Mallinckrodt’s claims agent, Prime Clerk, at http://restructuring.primeclerk.com/Mallinckrodt; by calling Prime Clerk representatives toll-free in the U.S. and Canada at 877-467-1570 or 347-817-4093 for international calls; or by emailing Prime Clerk at MallinckrodtInfo@primeclerk.com.

The information contained in this Item 7.01, including Exhibit 99.1, shall be deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act, or the Exchange Act.

Cautionary Statements Related to Forward-Looking Statements

Statements in this document that are not strictly historical, including statements regarding future financial condition and operating results, legal, economic, business, competitive and/or regulatory factors affecting Mallinckrodt’s businesses, and any other statements regarding events or developments the company believes or anticipates will or may occur in the future, may be “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties.

There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things: the ability of Mallinckrodt and its subsidiaries to consummate the Plan, the effects of the Chapter 11 cases, including increased professional costs, on the liquidity, results of operations and businesses of Mallinckrodt and its subsidiaries; the consummation of the transactions contemplated by the restructuring support agreement and the Plan, including the settlements entered into with the OCC, the UCC, and Mallinckrodt’s second lien noteholders, the financing required to fund certain distributions under the Plan and the ability of the parties to negotiate definitive agreements with respect to the matters covered by the related term sheets, whether related to such settlements, included in the restructuring support agreement, the Plan or otherwise, the occurrence of events that may give rise to a right of any of the parties to terminate the restructuring support agreement, the Plan or any of the settlements and to satisfy the other conditions of the restructuring support agreement, the Plan and the settlements, including satisfying the milestones specified in the restructuring support agreement and completion of the Irish examinership process; governmental investigations and inquiries, regulatory actions and lawsuits brought against Mallinckrodt by government agencies and private parties with respect to its historical commercialization of opioids, including the agreement set forth in the Plan regarding a global settlement to resolve all opioid-related claims; potential delays in Mallinckrodt’s Chapter 11 process; the settlement set forth in the Plan with governmental parties to resolve certain disputes relating to Acthar Gel; the possibility that such settlement will not be consummated and the risks and uncertainties related thereto, including the time and expense of continuing to litigate this dispute and the impact of this dispute on Mallinckrodt’s financial condition and expectations for performance; the ability to maintain relationships with Mallinckrodt’s suppliers, customers, employees and other third parties as a result of the Chapter 11 cases; the availability of operating capital during the pendency of the Chapter 11 cases, including events that could terminate Mallinckrodt’s right to continue to access the cash collateral of Mallinckrodt’s lenders; the possibility that Mallinckrodt may be unable to achieve its business and strategic goals even if the Chapter 11 plan is successfully consummated; the possibility that Mallinckrodt’s Chapter 11 cases may be converted into Chapter 7 cases under the bankruptcy code; the potential termination of Mallinckrodt’s exclusive right to file a Chapter 11 plan; the nondischargeability of certain claims against Mallinckrodt as part of the bankruptcy process; developing, funding and executing Mallinckrodt’s business plan and continuing as a going concern; Mallinckrodt’s post-bankruptcy capital structure; scrutiny from governments, legislative bodies and enforcement agencies related to sales, marketing and pricing practices; pricing pressure on certain of Mallinckrodt’s products due to legal changes or changes in insurers’ reimbursement practices resulting from recent increased public scrutiny of healthcare and pharmaceutical costs; the impact of the outbreak of the COVID-19 coronavirus; the reimbursement practices of governmental health administration authorities, private health coverage insurers and other third-party payers; complex reporting and payment obligations under the Medicare and Medicaid rebate programs and other governmental purchasing and rebate programs; cost containment efforts of customers, purchasing groups, third-party payers and governmental organizations; changes in or failure to comply with relevant laws and regulations; Mallinckrodt’s and its partners’ ability to successfully develop or commercialize new products or expand commercial opportunities; Mallinckrodt’s ability to navigate price fluctuations; competition; Mallinckrodt’s and its partners’ ability to protect intellectual property rights; limited clinical trial data for Acthar Gel; clinical studies and related regulatory processes; product liability losses and other litigation liability; material health, safety and environmental liabilities; potential indemnification liabilities to Covidien pursuant to the separation and distribution agreement; business development activities; retention of key personnel; the effectiveness of information technology infrastructure including cybersecurity and data leakage risks; customer concentration; Mallinckrodt’s reliance on certain individual products that are material to its financial performance; Mallinckrodt’s ability to receive procurement and production quotas granted by the U.S. Drug Enforcement Administration; complex manufacturing processes; conducting business internationally; Mallinckrodt’s ability to achieve expected benefits from restructuring activities;

Mallinckrodt’s significant levels of intangible assets and related impairment testing; labor and employment laws and regulations; natural disasters or other catastrophic events; Mallinckrodt’s substantial indebtedness and its ability to generate sufficient cash to reduce its indebtedness; Mallinckrodt’s ability to generate sufficient cash to service indebtedness even after the existing indebtedness is restructured; future changes to U.S. and foreign tax laws or the impact of disputes with governmental tax authorities; and the impact of Irish laws.

These and other factors are identified and described in more detail in the “Risk Factors” section of Mallinckrodt’s most recent Annual Report on Form 10-K and other filings with the SEC. The forward-looking statements made herein speak only as of the date hereof and Mallinckrodt does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Independent Experts Report

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALLINCKRODT PLC
(registrant)

By:	/s/ Bryan M. Reasons
Bryan M. Reasons
Executive Vice President & Chief Financial Officer
(principal financial and accounting officer)

Date: February 14, 2022

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